EXHIBIT 10.3


                      DEDUCTIBLE LIABILITY INSURANCE POLICY

                                  DECLARATIONS

Item 1. Policy No.:          NXS 0133598-01

Item 2. Company:             Reliance Insurance Company of Illinois

Item 3. Insured:             THE VINCAM GROUP, INC. ET AL (SEE ENDT' #1)

Item 4. Inception Date:      12/31/97
        Expiration Date:     12/31/2000

Item 5. Premium:             $4000 FLAT-(See Item H-Premium)


Item 6. Covered Policies:



               INSURER    POLICY     POLICY   POLICY    POLICY   DEDUCTIBLE
               -------    COVERAGE   TYPE     NUMBER    PERIOD     AMOUNT
                          --------   ------   ------    ------   ----------
Policy          RIC       W/C & E/L   SAME       *         *     $1,000,000


         * Schedule of Policies shall be maintained on file with the Company and this Declarations Page shall be updated by endorsement on a quarterly basis.


Item 7. Company's Limits of Liability:   A.  For each Covered Policies $750,000
                                             each and every accident/ occurrence
                                             in excess of $250,000 each and
                                             every accident/ occurrence

Item 8. Self-insured Retention:          A.  For each Covered Policies $2000
                                             each & every medical only claim

                                     POLICY

In Consideration of the payment of the premium and in reliance upon the statements made to the Company, and subject to the Self-Insured Retention and the Limits of Liability, and the limitations, exclusions, terms and conditions of this Policy, the Company agrees with the Insured as follows:

I. DEFINITIONS

   A. INSURED

      "Insured" means the Insureds designated in the Declarations.

   B. COMPANY

      "Company" means Reliance Insurance Company of Illinois.

   C. INSURER

      "Insurer" means an insurance company that issued the Covered Policies as listed in Item 6 of the Declarations.

   D. POLICY

      "Policy" means this deductible liability insurance policy.

   E. POLICY PERIOD

      "Policy Period" means the period from the Inception date of this Policy through the Expiration date as set forth in Item 4 of the Declarations, or the Policy's earlier termination date, if any.

   F. COVERED POLICIES

      "Covered Policies" means only those insurance policies issued to an Insured by an Insurer as specified in Item 6 of the Declarations.

   G. DEDUCTIBLE AMOUNTS

      "Deductible Amounts" means any amounts actually paid by an Insurer with respect to a claim under a Covered Policy and for which an Insured is responsible for reimbursing the Insurer under the terms of any deductible provision or endorsement of a Covered Policy. Such Deductible Amounts may include but are not limited to damages, benefits, losses, or costs, fees and expenses for investigation, negotiation, settlement or defense. "Deductible Amounts" shall not include any premium taxes, surcharges or assessments arising out of or attributable to an Insured's obligations to


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


      reimburse an Insurer whether the Insured is required to pay the Insurer for such premium taxes, surcharges or assessments under the Covered Policy or otherwise.

II.   INSURING AGREEMENTS

      A. COVERAGE

      The Company, subject to the Self-Insured Retention and as described in E, below will pay on behalf of the Insured all Deductible Amounts which the Insured shall become obligated to pay up to the Limits of Liability as described in D, below to an Insurer under a Covered Policy listed in Item 7 of the Declarations.

      B. NO DUTY TO DEFEND

      The Company shall have no duty to investigate or defend any claim, suit or proceeding commenced against the Insured under this Policy or any Covered Policy. The Company shall have the right to associate, at its own expense, with the Insured in the defense or investigation of any claim, suit or proceeding involving the Covered Policies listed in Item 7 of the Declarations.

      C. PAYMENTS TO INSURERS LISTED IN DECLARATIONS

      All Deductible Amounts payable under this Policy shall be paid on behalf of the Insured directly to the Insurer on the Covered Policy listed in
      Item 7 of the Declarations. The payment of such Deductible amounts shall be made in satisfaction of the Insured's obligations to such Insurer under the Covered Policy. The Insured irrevocably waives any rights to such payments.

      D. LIMITS OF LIABILITY

      The amount stated in Item 6a. for each Covered Policies is the most the Company will pay for Deductible Amounts under each Covered Policies of each accident/occurrence.

      E. SELF-INSURED RETENTION

      The Company will not pay any Deductible Amounts within the Self-Insured Retention stated in Item 8 of the declarations for each covered policy.

III.  EXCLUSIONS

      The Insurance under this Policy covers only those Deductible Amounts which the Insured shall become obligated to pay to an Insurer under the deductible endorsement to the Covered Policies listed in Item 6 of the Declarations. Any Deductible Amounts not covered or excluded under the Covered Policies shall not be covered under this

         Policy and the Company shall have no liability to pay such Deductible Amounts on behalf of the Insured.

IV.   CONDITIONS

      A. NOTICE OF CLAIM

         The Insured shall provide the Company with a copy of any and all notices and information on claims made under the Covered Policies. The Insured shall provide the Company with a copy of any such notices or information at the same time that it provides such notices or information to an Insurer. The Insured shall deemed to have comply with this provision once the claim is reported to the Third Party Administrator.

         In addition, the Insured shall notify the Company in writing as soon as practicable of any claim for reimbursement of any amounts within the self-insured retention provision by the Insurer under a Covered Policy. The notice shall include: (1) the name of the Insurer, (2) the amount(s) sought by the Insurer, (3) the amount(s) paid or reserved by the Insurer for such claim, suit or proceeding, including indemnities, medical expenses or benefits, and allocated loss adjustment expense,
         (4) the amount of the self-insured retention, if any, applicable to such claim, suit or proceeding, (5) the Insurer's claim number, (6) the claimant's name and address, (7) the date of accident or occurrence that is the basis for such claim, suit or proceeding and (8) any other relevant information requested by the Company. The Insured shall cooperate with the Company in the investigation and settlement of any claim under this Policy.

      B. SUNSET

         The Company shall have no obligation to pay Deductible Amounts on behalf of the Insured unless a claim has been submitted by the Insured to the Company in accordance with IV. A above, within seven (7) years from the last day of the Policy Period.

      C. FALSE OF FRAUDULENT CLAIMS

         If the Insured submits any claim that the Insured knows is false or fraudulent, in whole or part, as regards amount of otherwise, this policy shall be void and all insurance under this Policy shall be forfeited.

      D. SUBROGATION

         The Company shall be subrogated to the rights of the insured to recover from any third party including any Deductible Amounts paid on behalf of the Insured to such third party liable for such Deductible amounts. The Insured hereby assigns its rights to participate in any recoveries by an Insurer. The Insured shall cooperate fully with the Company to recover such Deductible Amounts.

      E. OTHER INSURANCE

         Except with respect to Covered Policies the insurance under this Policy shall be excess insurance over and above any other applicable insurance available to the Insured, whether such other insurance is stated to be primary, contributing, excess, contingent or otherwise and whether such other insurance is valid and collectible.

      F. BANKRUPTCY OR INSOLVENCY OF INSURED

         Bankruptcy or insolvency of the Insured shall not relieve the Company of any of its obligations hereunder.

      G. ACTION AGAINST THE COMPANY

         No action shall lie against the Company unless, as a condition precedent thereto the Insured shall have fully complied with all the terms and conditions of this Policy. In addition, no action shall lie against the Company until the amount of the Insured's obligation to pay Deductible Amounts under the Covered Policies listed in Item 8 of the Declarations shall have been determined finally and payment made by an Insurer under a Covered Policy.

         Nothing contained in this Policy shall give any person or entity any right to join the Company as a co-defendant in any action against the Insured to determine the Insured's liability to such person or organization.

      H. PREMIUM

         The Premium will be charged Flat as follows:

         12/31/97-98            $4000. Flat
         12/31/98-99            $4000. Flat
         12/31/99-2000          $4000. Flat

      I. AUDIT

         The Company may examine and audit the Insured's books and records at any time during the Policy Period or within five years after the last day of the Policy Period or until all timely and properly reported claims are paid under this Policy, whichever is alter, on any matter relating to the insurance provided under the Policy. The Insured shall cooperate fully with the Company during any audit, and shall provide the Company with any information or documents requested by the Company that relates to the rights and obligations of the insured and the Company under this Policy.

      J. CANCELLATION

         This Policy may be canceled by the Company by mailing to the Company written notice of cancellation. The notice of cancellation must be mailed to the Insured not less than ten (10) days before the effective date of cancellation; but only for the failure of the Insured to pay the premium when due. In the event this policy is canceled for non-payment of premium, all the Covered Policies will be canceled simultaneously.

         If the Policy is canceled earned premium shall be computed on a short rate basis. Adjustment of the premium may be made at the time this Policy is canceled or as soon thereafter as practicable.

         If this Policy is canceled, the liability of the Company to pay Deductible Amounts on behalf of the Insured shall be cut-off and shall of the effective date of such cancellation. In such event, the Company shall have no obligation to pay Deductible Amounts on behalf of the Insured for any claims that were not timely, properly and fully reported to the Company before the effective date of cancellation. In addition, the Company shall be liable only for those Deductible Amounts relating to losses or expenses actually paid by an Insurer under Covered Policies before the effective date of cancellation of this Policy. Contingent or pending losses or expenses under a Covered Policy shall not be covered and the Company shall have no liability for any Deductible Amounts payable on behalf of the Insured to the Insurer for such losses or expenses.

      K. NON-RENEWAL

         This Policy may be non-renewed by the Company by mailing to the Insured written notice of non-renewal. The notice of non-renewal must be mailed to the Insured not less than thirty (30) days before the effective date of nonrenewal.

      L. NAMED INSURED

         The Insured named in the Declarations is the only Insured under this Policy. No other person or entity shall have any rights as an Insured under this Policy.

      M. ASSIGNMENT

         This Policy shall be void if assigned or transferred without the prior written consent of the Company.

      N. CHANGES

         This Policy may not be changed, amended or otherwise modified except through a validly issued written endorsement executed by the Company. Information provided to an agent of the Company shall not result in a change, amendment or other modification to any part of this Policy or stop the company from asserting any right under the Policy or relieve the Insured of any duty under this Policy.

      O. ARBITRATION

         If any dispute arises between the Insured and the Company either before or after termination of this Policy with reference to the interpretation of this Policy or the rights of either party under this Policy, the dispute shall be referred to arbitration. The arbitration will involve three arbitrators, one to be selected by each party and the third by the two parties selected. If either party refuses or neglects to appoint an arbitrator within thirty (30) days after the receipt of written notice from the other party requesting it to do so, the requesting party may nominate two arbitrators who shall select the third arbitrator. In the event the two arbitrators do not agree on the selection of the third arbitrator shall be selected pursuant to the commercial arbitration rules of the American Arbitration Association. The arbitrators shall be officials or former officials of other insurance of reinsurance companies. The arbitration shall take place in the State of New York and the arbitration proceedings shall be governed by the rules of the American Arbitration Association and the New York Arbitration Law. The arbitrators shall consider this Policy honorable engagement rather than merely a legal obligation; they are relieved of all judicial formalities and may abstain from following the strict rules of the law; provided, however, that the arbitrators may not render any award of punitive or exemplary damages. The decision of a majority of the arbitrators shall be final and binding on both the Insured and the Company and judgment upon the award rendered by the arbitrators may be entered into any court having jurisdiction thereof. The expense of the arbitrators and of the arbitration shall be equally divided between the Insured and the Company. Arbitration is the sole remedy for disputes arising under this Policy. The arbitrators are relieved of any judicial formalities or rules of law and shall be bound to the standards and practices of the insurance business and the intent of this Policy.

      P. CHOICE OF LAW AND FORUM SELECTION

         This Policy shall be interpreted according to the laws of the State of New York. Any claim, suit or proceeding commenced by the Insured against the company shall be brought in a state or federal court of competent jurisdiction in the State of New York.

Executed this 20th day of May, 1998.

                                           By: /s/ SIGNATURE ILLEGIBLE
                                               --------------------------------
                                               Authorized Company Representative

                                               Title:   FIRST VICE PRESIDENT

(The Attaching Clause need be completed only when this endorsement is issued
subsequent to preparation of the policy.)                                GU 207
                                                                         (6-78)

                                   ENDORSEMENT
                                   #1 REVISED

This endorsement, effective on 12/31/97      at 12:01 A.M. standard time, forms
                                             a part of

Policy No.   NXS0133598-01                   of the Reliance Insurance Company
                                             of Illinois
Issued to The Vincam Group, Inc. Et al

                                             /s/ SIGNATURE ILLEGIBLE
                                             ----------------------------------
                                             Authorized Representative

It is agreed that IRM #3, Insured, is extended to include the following:


The Vincam Group, Inc.
Vincam Human Resources, Inc.
Vincam Human Resources, Inc. I
Vincam Human Resources, Inc. II
Vincam Human Resources, Inc. III
Vincam Human Resources, Inc. IV
Vincam Human Resources, Inc. V
Vincam Human Resources, Inc. VI
Vincam Human Resources, Inc. VII
Vincam Human Resources, Inc. of Michigan
Psych/Care, Inc.
Vincam Occupational Health Systems, Inc.
Vincam Insurance Services, Inc.
American Pediatrics Systems, Inc.
Vincam Practice Management, Inc.
CP Investments, Inc.
Vincam/Staff Administrators, Inc. of Colorado (DAB: Vincam Human
   Resources, Inc.)
Vincam/Staff Administrators, Inc. of California (DAB: Vincam Human
   Resources, Inc.)
Vincam/Staff Administrators, Inc. of Western Colorado (Vincam Human Resources) American Staffing, Inc.
Vincam/Amstaff, Inc.
Amstaff HR Services, Inc.
R.D.M., Inc.
American Staffing, Inc.
Amstaff PEO, Inc.
Amstaff H.R.M., Inc.
Amstaff Management Services, Inc.
Amstaff Professional Services, Inc.
Amstaff Employer Resources, Inc.
Amstaff P.C.S., Inc.
A.E. Services Group, Inc.
Staff Resources Services, Inc.
Staffing Group Enterprises, Inc.
AM Risk Management Company
Addison, Inc.
ATCO PEO, Inc.
Vincam/Staffing Network, Inc.(DAB: Staffing Network, Inc.
   A Vincam Group Company)
Corporate Staff Services, Inc.

(The Attaching Clause need be completed only when this endorsement is
issued subsequent to preparation of the policy.)                         GU 207
                                                                         (6-78)

                                 ENDORSEMENT #2

This endorsement, effective on 12/31/97     at 12:01 A.M. standard time, forms
                                            a part of

Policy No. NXS0133598-01                    of the Reliance Insurance Company
                                            of Illinois
Issued to The Vincam Group, Inc. Et al

                                            /s/ SIGNATURE ILLEGIBLE
                                            -----------------------------------
                                            Authorized Representative

It is agreed that Item 6 Covered Policies numbers are as follows:

Policy Series:

NWA2114201 through NWA2114300
NWA1012701 through NWA1012800
NWA1012500 through NWA1012700
NWA2114301 through NWA2114450

Master Policy     #NWA0133600-01
                  #NWA2114248-01
                  #NWA2114255-01

Schedule of Policies may vary according to state regulations and are maintained in the Company's files.

(The Attaching Clause need be completed only when this endorsement is issued
subsequent to preparation of the policy.)                                GU 207
                                                                         (6-78)

                                  ENDORSEMENT#2

This endorsement, effective on 12/3         at 12:01 A.M. standard time, forms
                                            a part of

Policy No.NXS0133598-01                     of the Reliance Insurance Company
                                            of Illinois
Issued to The Vincam Group, Inc. Et al

                                            /s/ SIGNATURE ILLEGIBLE
                                            -----------------------------------
                                            Authorized Representative

It is agreed that Item 6 Covered Policies numbers are as follows:

Policy Series:

NWA2114201 through NWA2114300
NWA1012701 through NWA1012800
NWA1012500 through NWA1012700
NWA2114301 through NWA2114450

Master Policy     # NWA0133600-01
                  # NWA2114248-01
                  # NWA2114255-01

Schedule of Policies may vary according to state regulations and are maintained in the Company's files.